DGA Absolute Return ETF
Schedule of Investments
October 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.8%	Shares	Value
Direxion Daily S&P 500 Bear 1x Shares	103,380	$974,873
Energy Select Sector SPDR Fund	4,413	388,918
Invesco QQQ Trust Series 1	930	585,035
Invesco S&P 500 Equal Weight ETF	5,071	952,993
iShares Bitcoin Trust ETF (a)	2,960	184,408
iShares China Large-Cap ETF	9,466	375,895
iShares Core S&P 500 ETF	849	581,760
iShares MSCI EAFE ETF	10,167	960,680
ProShares Short S&P500	107,613	3,903,124
Schwab International Equity ETF	40,520	962,755
SPDR Bridgewater All Weather ETF (a)	67,286	1,927,071
SPDR Dow Jones Industrial Average ETF Trust	1,640	780,099
SPDR Gold Shares (a)	2,109	776,365
SPDR S&P 500 ETF Trust	853	581,797
State Street SPDR Portfolio S&P 500 Growth ETF	10,827	1,169,966
State Street SPDR Portfolio S&P 500 Value ETF	20,650	1,155,987
State Street SPDR S&P Biotech ETF	1,744	196,566
Vanguard Growth ETF	2,345	1,169,803
Vanguard S&P 500 ETF	928	581,893
Vanguard Value ETF	6,196	1,150,969
TOTAL EXCHANGE TRADED FUNDS (Cost $18,987,879)		19,360,957

SHORT-TERM INVESTMENTS

MONEY MARKET FUNDS - 0.3%
First American Government Obligations Fund - Class X, 4.03% (b)	54,395	54,395
TOTAL MONEY MARKET FUNDS (Cost $54,395)		54,395

TOTAL INVESTMENTS - 100.1% (Cost $19,042,274)		19,415,352
Liabilities in Excess of Other Assets - (0.1)%		(22,166)
TOTAL NET ASSETS - 100.0%		$19,393,186

Percentages are stated as a percent of net assets.	–%

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized yield as of October 31, 2025.

Summary of Fair Value Disclosure as of October 31, 2025 (Unaudited)

DGA Absolute Return ETF (the “Fund”) has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of October 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$19,360,957	$—	$—	$19,360,957
Money Market Funds	54,395	—	—	54,395
Total Investments	$19,415,352	$—	$—	$19,415,352

Refer to the Schedule of Investments for further disaggregation of investment categories.